SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 19, 2005

MGCC INVESTMENT STRATEGIES INC.

(Exact Name of Small Business Issuer as Specified in Its Charter)

Nevada	000-50803	88-0495105
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

8300 Greensboro Drive, Suite 800, McLean, Virginia		22102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code    (703) 918-4926

7918 Jones Branch Drive, Suite 600, McLean, Virginia  22102

Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report.

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01  Other Events

MGCC Investment Strategies, Inc. understands that on October 4, 2005, the National Association of Securities Dealers Inc. cleared a request to submit a quote for trading of our common stock on the OTC Bulletin Board and Pink Sheets.  We also understand that our stock has received a trading symbol of MGCT.OB.

For more information about us, please review our reports filed with the Securities and Exchange Commission.  These reports are available on the SEC’s EDGAR system.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 19, 2005	MGCC Investment Strategies Inc.

	By:	/s/ Rachel (Pin) Kang
Rachel (Pin) Kang, President